

H.C. Wainwright 22nd Annual Global Investment Conference

Anthony Fernando, President & CEO

September 15, 2020

FORWARD LOOKING STATEMENTS

TransEnterix

This presentation includes statements relating to the Senhance Surgical System's market development and a general corporate update. These statements and other statements regarding our future plans and goals constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties that are often difficult to predict, are beyond our control, and which may cause results to differ materially from expectations. Factors that could cause our results to differ materially from those described include, but are not limited to, whether the market development activities related to the Senhance Surgical System will be successful, the pace of adoption of our products by surgeons, the success and market opportunity of our products, the impact on the ongoing pandemic on our business and our customers, our current cash reach, the effect on our business on existing and new regulatory requirements and other economic and competitive factors and whether we will be able to execute upon our corporate objectives. For a discussion of the risks and uncertainties associated with TransEnterix's business, please review our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 16, 2020 and our other filings we make with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which are based on our expectations as of the date of this presentation and speak only as of the origination date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

OUR STRATEGIC INTENT

At TransEnterix, we believe in digitizing the interface between the surgeon and patient in laparoscopy to increase control and reduce surgical variability for improved patient outcomes in today's value-based healthcare environment.

COMPANY OVERVIEW

TRANSENTERIX (NYSE American:TRXC)

EARLY-COMMERCIAL STAGE COMPANY USHERING IN A NEW ERA OF MINIMALLY INVASIVE SURGERY

Senhance



- **Senhance Surgical Robotic System** – the first and only **Digital Laparoscopy** platform
- Significant and differentiated addressable market opportunity
- FDA Cleared, CE Marked and Japan PMDA approved
- Building awareness and ramping up clinical adoption
- Well positioned to bring Augmented Intelligence (AI) and Machine Vision to surgery

COMPANY SNAPSHOT

FIRST NEW ENTRANT IN THE FIELD OF ABDOMINAL SURGICAL ROBOTICS IN NEARLY 20 YEARS

TransEnterix®

Active sites in the U.S., E.U. and Asia

3,400+ Surgeries Performed, to date

140 global employees with 30+ customer facing

100+ Surgeon Users



TransEnterix Global HQ
Research Triangle, NC
TransEnterix Europe HQ
Lugano, Switzerland
TransEnterix Customer Experience Center
Milan, Italy
TransEnterix Japan
Tokyo
TransEnterix Taiwan
Taipei
TransEnterix Israel – R&D Center
Yokneam



500
Technology Fast 500
2018 NORTH AMERICA
Deloitte
Medical Devices
MEDTECH BREAKTHROUGH AWARD
2019
BEST NEW SURGICAL SOLUTION

GLOBAL TRENDS IN ROBOTIC SURGERY

SURGICAL ROBOTICS IS A LARGE AND FAST GROWING MARKET AND LAPAROSCOPIC SURGERY IS A GREENFIELD OPPORTUNITY


~$16B
The abdominal robotic surgery market is projected to grow at a double digit CAGR over the foreseeable future
~$3.7B
2018
2023

10mm

Annual Abdominal Surgical Procedures (EU & US)

Current robotics market

Open Surgery
4mm
procedures (EU and US)

Current Robotic Penetration

25%

Laparoscopic greenfield opportunity

Laparoscopic Surgery
6mm
procedures (EU and US)

Limited Robotic Penetration

Senhance

Source: Abdominal Surgical Robots Market Shares, Strategies, and Forecasts, Worldwide, 2017 to 2023 *WinterGreen Research, June 2017, TRXC Estimates, Millennium Research Group 2020 and Intuitive Surgical*

VALUE-BASED HEALTHCARE IS FORCING HOSPITALS TO IMPROVE OUTCOMES, EFFICIENCIES, AND TALENT RETENTION

THE PRESSURE AND IMPACT ON SURGEONS ARE INCREASING UNDER THE CONSTRAINTS OF VALUE-BASED HEALTHCARE



OR Inefficiencies



Surgical Variability



Workforce Challenges

Laparoscopy is the most widely performed surgical technique and carries limitations that compound these factors and can impact clinical outcomes

Digital laparoscopy seeks to address these limitations

TransEnterix®

The Senhance Surgical System

SENHANCE SYSTEM ADDRESSES KEY CHALLENGES FACING HOSPITALS AND LAPAROSCOPIC SURGEONS

BUILDING THE BRIDGE FROM LAPAROSCOPY TO ROBOTICS

TransEnterix

- ***First*** *robotic system with Augmented Intelligence (AI) and Machine Vision Capabilities*
- ***First*** *robotic system to offer the security of haptic feedback*
- ***First*** *robotic system to offer simultaneous surgeon-controlled visualization*
- ***86*** *different types of procedure/technique surgeries performed*
- *New standard in minimally invasive surgery with* ***3mm*** *instruments*
- *Developed broad instrument portfolio with* ***70*** *instruments in the catalog*



Senhance
Standard reusable instruments keep costs similar to traditional laparoscopic instruments
The **3DHD visualization** provides the surgeon with additional intelligence regarding depth and spatial relation of organs
Digital laparoscopy maintains familiar motion, ancillary tools, and techniques
A **digital fulcrum** sets a dynamic virtual pivot point that helps potentially minimize the incision trauma
Eye-tracking camera control where the system can sense the surgeon's eye activity, allowing camera control
Haptic sensing of the platform heightens the surgeon sensing of pressure/tension through alerts if pressure threshold is reached for an added layer of security not currently available elsewhere
Open-platform architecture allows use and integration of existing OR technologies to maximize benefit from capital investments and support surgeon preference
Allows the surgeon to be seated in an **ergonomically comfortable position** throughout the procedure

WE ARE UNIQUELY FOCUSED ON DIGITAL LAPAROSCOPY

AN OPPORTUNITY AND NEED TO ADD TO THE WAYS SURGICAL ROBOTICS CREATES VALUE

	TransEnterix Senhance		Intuitive Surgical Da Vinci	
	Digital Laparoscopy		Robotic Assisted Surgery	
	Feature	Implication	Feature	Implication
Motion	▪ Lap	▪ Familiarity for laparoscopic surgeons	▪ Open	▪ More enabling for non-laparoscopists
Instruments	▪ Fully reusable	▪ Low cost per procedure	▪ Limited Use (10x max)	▪ High cost per procedure
	▪ 5mm and 3mm	▪ Advances MIS benefit	▪ 8mm	▪ Not improving invasiveness over laparoscopy
Additional Features	▪ Haptic feedback	▪ Restores significant sensory input	▪ Wristed instruments	▪ Enabling but higher cost per procedure
	▪ Eye tracking camera control	▪ Novel surgical vision control		
	▪ Open vision system	▪ Leverage best in class visualization technologies		
	▪ Individual boom arms	▪ Full patient access		
	▪ Articulating instruments	▪ Enabling where needed		

Standard Laparoscopic tools, digital information and decision support tools will be the primary driver of the added value through computer assistance

Competitors are following the Da Vinci model

Our Plan for 2020

2020 – SENHANCE AND DIGITAL LAPAROSCOPY RECOGNIZED AS KEY COMPONENTS FOR ROBOTIC GROWTH

TransEnterix®

WE ARE FOCUSED ON:

MARKET DEVELOPMENT

- Expand the number of sites using the Senhance System in key geographies
- Double the number of clinical cases
- Increase the number of speakers & advocates cascading our key messages

CLINICAL EVIDENCE

- Publication of evidence supporting Senhance value propositions
  - Cost Effectiveness
  - Clinical Outcomes
  - O.R. Efficiency
  - Ergonomics

PORTFOLIO EXPANSION

- Scene cognition and Augmented Intelligence technology launched in the US
- Full EU launch of 5mm Articulating instruments
- Indication expansion
  - Pediatrics in EU
  - General Surgery in US
  - Bariatric in US

By End 2020 – Critical mass of advocacy, awareness, and credibility developed as a foundation to drive future growth

STRONG, BROAD-BASED CLINICAL PERFORMANCE

SENHANCE DEMONSTRATING STRONG CLINICAL PERFORMANCE ACROSS THE THREE MAJOR GEOGRAPHIES

GLOBAL CLINICAL CASE VOLUME TREND



ROW
US
Asia
192% INCREASE
394
394
552
68
484
1,612
209
234
1,169
893
253
117
523
2017
2018
2019
2020*

	2017	2018	2019	2020*
Active Sites	6	15	24	30 *

Strong clinical case performance in 2019
Strong momentum in Q1 2020 dampened by COVID

2019/2020 CASE MIX



Gynecology 18%
General Surgery 49%
Urology 16%
Bariatric 6%
Colorectal 11%

Adoption across multiple specialty areas, demonstrating broader applicability and adoption

* TransEnterix Estimates and YTD Actual

THE FIRST MACHINE VISION SYSTEM IN ROBOTIC SURGERY

TransEnterix

LEADING THE WAY IN AUGMENTED INTELLIGENCE AND MACHINE VISION IN SURGERY

SENHANCE INTELLIGENT SURGICAL UNIT (ISU)







FDA 510(k) Approved in March 2020 ⇨ In Clinical use in the US

FUTURE FEATURE ADDITIONS

DEFECT IDENTIFICATION AND SIZING



3D POINT TO POINT MEASUREMENT



CRITICAL STRUCTURE IDENTIFICATION



These Features are still in development and the safety or effectiveness of these products have not been established. This product/feature is not currently for sale in any market.

GENERAL SURGERY OPPORTUNITY IN THE U.S.

GROWTH IN GENERAL SURGERY MUST COME FROM LAPAROSCOPIC MIS PROCEDURES

US Laparoscopic Procedures by Type



ENT 1%
Thoracic 2%
Urological 2%
Other Genernal Surgery 15%
Cholecystectomy 41%
Bariatric 6%
Gynecologic 11%
Colorectal 10%
Hernia 12%
FDA Review In-Process
Currently Approved

- Based on current Senhance FDA 510(k) approval, 1.4M procedures are addressable in the US
- Approximately 800K additional procedure will be addressable with expected FDA 510(k) clearance

Source: Millennium Research Group, Inc Laparoscopic Devices Report US 2020

Financial Overview & Key Operational Accomplishments

2020 OPERATIONAL HIGHLIGHTS

TransEnterix

SIGNIFICANT OPERATIONAL PROGRESS YEAR TO DATE

- Eight Senhance lease agreements signed, 6 clinical programs initiated and completed ~900 cases YTD
- Filed and received FDA clearance for Augmented Intelligence(AI) and machine vision system, Intelligent Surgical Unit (ISU)
- Received CE Mark for Pediatric use of Senhance in Europe
- Made FDA 510(k) submission for General Surgery indication expansion
- Established Asia Pacific Training Center at Saitama Medical University International Medical Center in Japan


Senhance

FINANCIAL HIGHLIGHTS

PRUDENTLY MANAGING CASH TO FUND EXECUTION



- Pro-forma cash of $29.9M[1]
- Debt-free, except for government promissory note
- Completed restructuring expected to reduce cash burn by 37% in FY2020 compared to FY2019
- Reduced operating expenses by 15% or $2.4M in Q2 2020 compared to Q1 2020
- Cash sufficient for needs into Q2 2021

1. Includes Q2 2020 cash of $16.2M and July 6, 2020 public offering net proceeds of $13.7M

TransEnterix®